Supplemental Cash Flow information - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Supplemental Cash Flow Elements [Abstract]
Interest paid net of capitalized	$ 164.5	$ 135.4	$ 87.7
Income taxes paid	27.2	31.7	22.0
Increase (decrease) in capital expenditure	9.9	(23.9)	17.3
Amortization of deferred financing cost	$ 3.5	$ 5.1	$ 7.1